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Exhibit 10.62

                    SEVENTH AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

        THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 3, 2001, is entered into by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), and WAREFORCE INCORPORATED, a California corporation ("Borrower").

                                    RECITALS

        A. Borrower and Lender have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of April 25, 2000, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of June 9, 2000, by that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of July 21, 2000, by that certain Third Amendment to Amended and Restated Loan and Security Agreement, dated as of August 25, 2000, by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement, dated as of January 29 2001, by that certain Fifth Amendment to Amended and Restated Loan and Security Agreement, dated May 24, 2001, and by that certain Sixth Amendment to Amended and Restated Loan and Security Agreement, dated June 28, 2001 (as amended, the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

        B. Lender and Borrower wish to further amend the Loan Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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        20.    Amendments to Loan Agreement.

               (a) Section 1.31 is hereby amended and restated in its entirety to read as follows:

                      "1.31 "Maximum Credit shall mean, with reference to the
               revolving Loans and the Letter of Credit Accommodations, the amount of Twenty-Eight Million Dollars ($28,000,000); provided that, (a) on July 31, 2001, such amount shall be permanently reduced to Twenty-Five Million Dollars ($25,000,000) and (b) on September 30, 2001, such amount shall be permanently reduced further to Twenty Million Dollars ($20,000,000)."

               (b) The first sentence of Section 2.2(e) is hereby amended to read as follows:

               "Except in Lender's discretion, the amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith shall not at any time exceed Fifteen Million Dollars ($15,000,000); provided, however, (i) on July 31, 2001, such amount shall be permanently reduced to Thirteen Million Dollars ($13,000,000) and (ii) on September 30, 2001, such amount shall be permanently reduced further to Ten Million Dollars ($10,000,000)."

               (c) Section 3.1(a) is hereby amended and restated to read in its entirety as follows:

                      "(a) Borrower shall pay to Lender interest on the
               outstanding principal amount of the non-contingent Obligations at a rate of two percent (2.0%) per annum in excess of the Prime Rate, except that Borrower shall pay to Lender interest, at Lender's option, without notice, at the rate of three percent (3.0%) per annum in excess of the Prime Rate after the occurrence and during the continuation of an Event of Default."

               (d) Section 9.21 is hereby amended and restated to read in its entirety as follows:

               "9.21 Minimum EBITDA. Borrower shall maintain a minimum EBITDA, measured monthly, of One Hundred Thousand Dollars ($100,000) for each of the months of

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               August 2001 and September 2001. Furthermore, Borrower shall maintain a minimum EBITDA, for each three (3) month period ending on the date set forth below, of not less than the amount set forth opposite each period:

         Three Months Ending                       Minimum EBITDA
         -------------------                       --------------
           October 31, 2001                             $400,000

          November 30, 2001                             $425,000

          December 31, 2001                             $450,000

           January 31, 2002                             $475,000

          February 28, 2002                             $575,000

            March 31, 2002                              $650,000

            April 30, 2002                              $700,000

             May 31, 2002                               $750,000

               Failure to comply with this Section 9.21 shall not be deemed an Event of Default until thirty (30) days shall have expired from the date of such failure (during which thirty-day period Borrower may provide to Lender such information and documentation, whether financial or otherwise, as requested by Lender and shall take such remedial measures, whether business, financial or otherwise, as necessary to satisfy Lender as to the continued credit-worthiness of Borrower, all of which may be considered by Lender, though none of which shall be determinative in Lender's decision to declare an Event of Default in its sole discretion) and a written waiver of such default is not then granted by Lender."

               (e) Section 9.17(g) is hereby amended and restated to read in its entirety as follows:

                      "(g) all out-of-pocket expenses and costs heretofore and
               from time to time hereafter incurred by Lender's examiners in the conduct of their periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at the rate of

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               Seven Hundred Fifty Dollars ($750) per person per day for
               Lender's examiners in the field and office."

               (f) The first sentence of Section 12.1(a) is hereby amended to read as follows:

               "This Agreement shall become effective upon satisfaction of all the conditions set forth in Section 4.1 hereof (unless waived by Lender) and together with the other Financing Agreements shall continue in full force and effect for a term ending on the earlier of (i) May 31, 2002 or (ii) the termination of that certain Agreement for Wholesale Financing, dated as of August 24, 2000 by and between Deutsche Financial Services Corporation and Borrower without a satisfactory replacement of such financing arrangement, including a satisfactory intercreditor arrangement between Lender and such replacement financing entity, each as determined by Lender in its sole discretion (such date being the "Termination Date")."

               (g) The first sentence of Section 12.1(c) is hereby amended to read as follows:

               "If for any reason this Agreement is terminated prior to the end of the then current term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount of one half percent (0.5%) of the then applicable Maximum Credit."

        21. Amendment Fee. Borrower shall pay Lender an extension and amendment fee in the amount of Two Hundred Thousand Dollars ($200,000) for the extension of the Loan Agreement and processing and approval of this Amendment, which fee will be due and fully earned upon the execution of this Amendment. Such fee shall be due in four (4) equal installments of Fifty Thousand Dollars ($50,000) with each installment to be paid on the following dates: (i) the execution of this Amendment (ii) August 15, 2001, (iii) September 15, 2001, and
(iv) October 15, 2001.

        22. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to

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Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrower as provided for by this Amendment.

               (a) Amendment. This Amendment and the attached Guarantor's Consent fully executed in a sufficient number of counterparts for distribution to Lender and Borrower.

               (b) Amendment to Intercreditor Agreement. An amendment to that certain Intercreditor and Subordination Agreement, dated August 25, 2000, by and between Deutsche Financial Services Corporation ("DFS") and Lender (the "Intercreditor Agreement"), executed by DFS and acknowledged by Borrower, pursuant to which DFS shall agree to continue extending credit to Borrower under the Flooring Line (as defined in the Intercreditor Agreement) until October 3, 2001.

               (c) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

               (d) Other Required Documentation. All other documents and legal matters in connection with the transaction contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

        23.    Conditions Subsequent to the execution of this Amendment.

               (a) Delivery of Note Receivable. Within sixty (60) days of the date hereof, Borrower shall deliver to Lender the original Promissory Note, dated May 23, 1997, made by Orie Rechtman ("Rechtman"), an individual, in favor of Borrower, in the original principal amount of Ninety Thousand Two Hundred Forty Three Dollars and Seventy Four Cents ($90,243.74); the original Promissory Noted, dated February 18, 1998, made by Rechtman, in favor of Borrower, in the original principal amount of Two Million Dollars and No Cents ($2,000,000.00); and the original Promissory Note, dated May 23, 1997, made by Anita Gabriel, an individual, in favor of the Borrower and subsequently assumed by Rechtman, in the original principal amount of Seventy Two Thousand Three Hundred Five Dollars and Seventy Seven Cents ($72,305.77) each endorsed by Borrower to the order of Lender. Lender agrees not to exercise its rights under such notes unless an Event of Default occurs, is continuing and is not cured within the applicable cure period;

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provided however, Borrower may accept regularly scheduled payments of principal and interest so long as no Event of Default has occurred, is continuing and is not cured within the applicable cure period. Lender further agrees to endorse (without recourse, warranty or representation of any kind) each of such notes to Borrower once all obligations of Borrower to Lender under the Financing Agreements have been satisfied in full and the Loan Agreement has been terminated.

               (b) Assignment of Promissory Note. Within sixty (60) days of the date hereof, Borrower shall assign to Lender (in a manner satisfactory to Lender) all of Borrower's rights to payment under that certain Promissory Note, dated June 18, 2001, made by IMPRES Technology Solutions, Inc. ("IMPRES") in favor of Borrower in the original principal amount of One Hundred Sixty-Five Thousand Dollars ($165,000), along with all other rights to payment Borrower may have under that certain Asset Purchase Agreement, dated as of June 18, 2001, by and between Borrower and IMPRES. Lender agrees not to exercise its rights under such notes unless an Event of Default occurs, is continuing and is not cured within the applicable cure period; provided however, Borrower may accept regularly scheduled payments of principal and interest so long as no Event of Default has occurred, is continuing and is not cured within the applicable cure period. Lender further agrees to endorse (without recourse, warranty or representation of any kind) such note to Borrower once all obligations of Borrower to Lender under the Financing Agreements have been satisfied in full and the Loan Agreement has been terminated.

        24. Representations and Warranties. The Borrower represents and warrants as follows:

               (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower. No other corporate proceedings are necessary to consummate such transactions.

               (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each

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Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

               (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

               (d) No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes an Event of Default and by entering into this Amendment, Lender is not waiving and shall not be deemed to have waived any Event of Default that may exist.

        25. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

        26. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        27.    Reference to and Effect on the Financing Agreements.

               (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

               (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall

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continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender without defense, offset, claim or contribution.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

               (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

        28. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

        29. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

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        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                      WAREFORCE INCORPORATED,
                                      a California corporation

                                      By: /s/ Don Hughes
                                          -------------------------------------
                                      Name: Don Hughes
                                      Title: CFO


                                      CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation

                                      By: /s/ Gary Cassianni
                                          -------------------------------------
                                      Name: Gary D. Cassianni
                                      Title: Vice President

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                               GUARANTOR'S CONSENT

                            Dated as of July 3, 2001

        The undersigned ("Guarantor"), in consideration of the continued extension of credit to Wareforce Incorporated by Congress Financial Corporation (Western) ("Congress"), hereby consents and agrees to the foregoing Seventh Amendment to Amended and Restated Loan and Security Agreement (the "Amendment") and hereby confirms and agrees that his Guarantee dated August 27, 1999 in favor of Congress (the "Guarantee") is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in the Guarantee to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Congress has informed Guarantor of the matters set forth above, and Guarantor has acknowledged the same, Guarantor understands and agrees that Congress has no duty under the Loan Agreement, the Guarantee or any other agreement with Guarantor to so notify Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.


                                        /s/ Orie Rechtman
                                        -------------------------------------
                                        ORIE RECHTMAN, an individual